Corporate Presentation August 2022 BRINGING CHANGE FOR FEMALE CANCERS

Forward Looking Statement Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. 2 Context Therapeutics Inc. - August 2022 These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Trademarks: The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Company Highlights Context Therapeutics Inc. - August 20223 Executive Summary Focus on Women’s Oncology → Unmet clinical need in breast, ovarian, and endometrial cancers Financial Strength → Expected cash runway into Q4 2023 ONA-XR oral PR antagonist → Progesterone receptor (PR) oncogenic signaling is associated with breast, ovarian, and endometrial cancer1 → ONA-XR is a proprietary, oral, extended-release form of onapristone, a potent PR antagonist → ONA-XR is being evaluated in one Phase 1b/2 and three Phase 2 clinical trials → Announced Phase 1b/2 clinical trial with Menarini Group to evaluate elacestrant (oral SERD) plus ONA-XR CLDN6 x CD3 bispecific antibody → Claudin 6 (CLDN6) is uniquely expressed in gynecologic, testicular, lung, and gastric cancers → Developing a highly selective CLDN6 x CD3 bispecific antibody → On track to announce Development Candidate in Q4 2022 (1) Chiebowski, JAMA, 2010; Daniel, Oncogene, 2015 :

Pipeline Executive Summary (1) Tyligand Biosciences Ltd licensed rights to ONA-XR in China, HK, Macau Cancer Clinical Indication Research Phase 1 Phase 2 Phase 3 Upcoming Milestones FDA Fast Track ONA-XR (PR antagonist)1 Breast Cancer 1L ER+,PR+,HER2- ctDNAhigh • Phase 1b data Mid 2023 2L/3L ER+,PR+,HER2- Combination w/ elacestrant • Initiate Q4 2022 2L/3L ER+,PR+,HER2- Combination w/ fulvestrant • Preliminary data Q4 2022 Ovarian Cancer Recurrent PR+ Granulosa Cell • Preliminary data Q4 2022 Endometrial Cancer Recurrent PR+ Endometrioid • Preliminary data Q4 2022 CLDN6xCD3 bispecific antibody Ovarian & Endometrial Cancer • Candidate selection Q4 2022 Phase 1b/2 Trial Phase 1b/2 Trial Phase 2 Trial Phase 2 Trial Phase 2 Trial Context Therapeutics Inc. - August 20224

Progress Since IPO and Follow-on Use of Proceeds • ONA-XR ̶ Q3 2022: clinical trial collaboration with Menarini Group to evaluate elacestrant, an oral Selective Estrogen Receptor Degrader (SERD), plus ONA-XR ̶ Q2 2022: three presentations at AACR highlighting potential of ONA-XR beyond anti-estrogen combination therapy ̶ Q4 2021: window of opportunity trial data identifies markers of response and endocrine sensitivity • CLDN6xCD3 ̶ Q2 2022: two presentations at AACR highlighting bispecific selectivity and T cell-mediated cytotoxicity Context Therapeutics Inc. - August 20225 Recent Announcements • ONA-XR ̶ Initiate Phase 1b/2 combination trial with elacestrant ̶ Prelim. data from Phase 2 trial in mBCa (post-CDK) ̶ Prelim. data from Phase 2 trial in endometrial cancer ̶ Prelim. data from Phase 2 trial in ovarian cancer • CLDN6xCD3 ̶ Nominate development candidate Upcoming 2022 Milestones

ONA-XR Progesterone Receptor Antagonist 6 Context Therapeutics Inc. - August 2022

Onapristone Extended Release (ONA-XR) Context Therapeutics Inc. - August 20227 ONA-XR Mechanism of Action → Onapristone is a progesterone receptor (PR) antagonist that suppresses PR oncogenic signaling → PR oncogenic signaling is associated with breast, ovarian, and endometrial cancer → Onapristone is the only known clinical-stage full PR antagonist Market Opportunity → Breast, ovarian, and endometrial cancers are large and growing markets → Up to 70% of these cancer patients have progesterone receptor positive disease Dosing and Administration → ONA-XR is an extended-release (XR) tablet form of onapristone (ONA) → 50 mg administered orally twice per day Ongoing and Planned Clinical Trials → Drive enrollment in four ongoing clinical trials → Initiate Phase 1b/2 combination clinical trial to evaluate elacestrant (oral SERD) plus ONA-XR Intellectual Property → IP protection through at least 2034

Clinical Development Strategy Blocking cancer growth by combining antiestrogen and antiprogestin therapies Context Therapeutics Inc. - August 20228 ONA-XR Cell Survival Stemness Immune Evasion Proliferation Estrogen Progesterone Cancer Driver Stimulus Cancer Growth and MetastasisOutcome Antiestrogens aromatase inhibitors, SERM, SERCA, injectable SERD, oral SERD Antiprogestin ONA-XR

ONA-XR Evaluation in Breast Cancer Clinical Trials 9 Context Therapeutics Inc. - August 2022 Breast Cancer Treatment Line Context Trial Design Clinical Collaborator Treatment Trial Status PR+ Patients (US)1 Medical Need Adjuvant (after primary disease treatment) Window of Opportunity ONA-XR Completed; Data presented at SABCS ‘21 >>250,000 Enhance antiestrogen potency First-Line Metastatic 1L ER+,PR+,HER2- (ctDNAhigh) ONA-XR + Palbociclib + Letrozole Enrolling patients ~56k Treat patients who are at high risk of early progression Second / Third Line Metastatic 2L/3L ER+,PR+,HER2- (post-CDK4/6i) ONA-XR + Elacestrant Q4 initiation ~35k Improve response rate and progression free survival Second / Third Line Metastatic 2L/3L ER+,PR+,HER2- (post-CDK4/6i) ONA-XR + Fulvestrant Enrolling patients ~35k Improve response rate and progression free survival ONA-XR (1) Secondary epidemiologic estimates, 2020 estimates Developing ONA-XR as an Add-on to Antiestrogen Therapy Across Treatment Lines

ONA-XR Evaluation in Gynecologic Clinical Trials 10 Context Therapeutics Inc. - August 2022 Cancer Context Trial Clinical Collaborator Trial Status PR+ Patients (US)1 Standard of Care (SOC) Medical Need Recurrent Endometrial Combination with Anastrozole in PR+ patients Enrolling Patients ~25k Lenvima + Keytruda Limited treatment options after recurrence Recurrent Granulosa Cell Tumor of Ovary Combination with Anastrozole in PR+ patients Monotherapy Phase Complete; Combination Study Enrolling Patients ~5k Physician’s Choice No FDA approved products in recurrent setting ONA-XR Developing ONA-XR as an Add-on to Antiestrogen Therapy Across Gynecologic Cancers (1) Secondary epidemiologic estimates, 2020 estimates

Elacestrant + ONA-XR Combination Clinical Trial Clinical Trial Collaboration with Menarini Group 11 Context Therapeutics Inc. - August 2022

Rationale for Clinical Trial Collaboration • Elacestrant is the first oral SERD to show positive Ph 3 top line results1 • Submitted NDA in June 2022 • Potential to enhance elacestrant clinical activity in metastatic breast cancer • Establish clinical proof of concept for ONA-XR combination therapy with oral SERD class • ONA-XR is the most complete PR antagonist in clinical development2 • ONA-XR tolerability profile makes it a potentially ideal combination agent3 • Desire to clinically validate combination of ONA-XR with new oral SERDs Menarini Clinical Trial Collaboration Context Therapeutics Inc. - August 202212 (1) “Positive EMERALD Trial Results for Elacestrant Presented at San Antonio Breast Cancer Symposium 2021.” Menarini Group, 8 Dec. 2021. Press release (2) Afhuppe, J. Steroid Biochem. Mol. Biol. 2009, 105; Afhuppe, J. Steroid Biochem. Mol. Biol. 2010, 45 (3) Lewis, J. Drug Safety 2020 Clinical Trial Collaboration and Supply Agreement • Phase 1b/2 study of ELacestrant in combination with ONApristone in patients with advanced or metastatic ER+,PR+,HER2- breast cancer (ELONA trial) • Context will sponsor the clinical trial and Menarini Group will supply elacestrant at no cost • Context and Menarini will form a Joint Development Committee to review the clinical trial results Elacestrant + ONA-XR

Elacestrant: Potential to be 1st FDA Approved Oral SERD Strong efficacy/safety data across clinical trials Menarini Clinical Trial Collaboration Context Therapeutics Inc. - August 202213 (1) Patel et al., Breast Cancer Research, 2019 (2) Jager et al., Breast Cancer Research, 2020 (3) Bardia, SABCS, 2021 Elacestrant Control PFS 2.79 months 1.19 months HR=0.697; P = 0.0018 PFS ESR1 mut 3.78 months 1.87 months HR=0.546; P=0.0005 TEAE leading to discontinuation 6.3% 4.4% • Trial met both primary endpoints (PFS, PFS ESR1) • First oral SERD to demonstrate higher efficacy than fulvestrant in a pivotal trial • Well tolerated • Can become standard of care in CDK4/6 inhibitor-resistant population • Selective for estrogen receptor • Target engagement retained in ESR1 mutant • Highly potent and selective oral SERD • Active in models of treatment resistance Selective ER Degrader1 (SERD) Positive PD Response2 Ph 3 (EMERALD) Results3

Elacestrant + ONA-XR: Potential to Improve the Treatment of Breast Cancer • Elacestrant is first oral SERD to show positive top line results in a Phase 3 clinical trial1,2 • If approved, elacestrant has the potential to become the antiestrogen standard of care • When used in combination, ONA-XR may enhance elacestrant clinical activity both in ESR1 mutant and general population Menarini Clinical Trial Collaboration Context Therapeutics Inc. - August 202214 ER+,PR+,HER2- Breast Cancer Treatment Landscape in United States3 Add-on Therapies mTOR inhibitors PI3K inhibitors CDK4/6 inhibitors Antiestrogen Backbone Elacestrant (oral SERD) Elacestrant plus ONA-XR Dev Plan Future (1) Bardia et al, Results of EMERALD phase 3 trial. 2021 SABCS. Abstract GS2-02. Presented December 8, 2021 (2) “Positive EMERALD Trial Results for Elacestrant Presented at San Antonio Breast Cancer Symposium 2021.” Menarini Group, 8 Dec. 2021. Press release. (3) Source: secondary epidemiologic estimates, 2020 estimates Metastatic 2L/3L (~35K) Metastatic 1L (~56K) Adjuvant (>250K) Market Opportunity Near-term ELONA Trial Expansion

Phase 1b/2 (ELONA Trial) – Designed to Evaluate Combination Efficacy and Tolerability • Indication: ER+,PR+,HER2- advanced or metastatic breast cancer • Study: Phase 1b (n=12-28) / Phase 2 (n=45) • Primary Endpoint: overall response rate (ORR) • Secondary Endpoint: progression free survival (PFS), clinical benefit rate (CBR) • Sites: US only, 16-19 sites Menarini Clinical Trial Collaboration Context Therapeutics Inc. - August 202215 Patient Population • Prior therapy with CDK4/6 inhibitor required • No prior chemotherapy in metastatic setting permitted • ≥ 50% of patients will have ESR1 mutation Phase 1b • Dose escalation • 12-28 patients • 4 cohorts Phase 2 • ~45 patients

Claudin 6 Program 16 Context Therapeutics Inc. - August 2022

Claudin 6 (CLDN6) is an Exciting, Emerging Oncology Target Context Therapeutics Inc. - August 202217 CLDN6 x CD3 Bispecific Program Claudins are major components of tight junctions that maintain cell polarity and intercellular adhesion. CLDN6 is a tumor-specific protein in adults that is present in gynecologic cancers, as well as lung, gastric, and testicular cancer. A competing CLDN6-targeting approach, BNT211, achieved a 43% ORR in an early Ph 1 study. Lipase activity was a noted side effect.1 High CLDN6 selectivity is required to avoid potential off target toxicities associated with CLDN3 (liver), CLDN4 (pancreas), and CLDN9 (ear, stomach). CLDN6 is Highly Expressed in Select Solid Tumors2 1 Haanen JB, Mackensen A, Koenecke C, et al. CT002 - BNT211: A Phase I trial to evaluate safety and efficacy of CLDN6 CAR-T cells and CARVac-mediated in vivo expansion in patients with CLDN6-positive advanced solid tumors. Presented at: American Association for Cancer Research Annual Meeting; April 8-13, 2022; New Orleans, LA. Abstract CT002. 2 Cancer RNAseq data from The Cancer Genome Atlas (TCGA). Normal tissue RNAseq data from the Genotype-Tissue Expression (GTEx)project Ovarian Lung Endometrial Gastric 0 200 400 600 800 Cancerous Healthy

Claudin 18.2 versus Claudin 6 A more advanced Claudin-targeting approach, Claudin 18.2, provides a relevant comparison for Claudin 6 Claudin 18.2 Claudin 6 Most advanced program Phase 3 Phase 1 Competition (clinical) 20+ programs 4 programs Targeting approaches ADC, bispecific, CAR-T, mAb ADC, bispecific, CAR-T Protein expression in normal adult tissue Gastric (differentiated) Not expressed Biomarker prevalence in solid tumors1,2 Gastric (70%) Pancreatic (16%) Testicular (>95%) Ovarian (55%) Endometrial (31%) Lung (16%) Gastric (13%) Bladder (2%) Breast (2%) CLDN6 x CD3 Bispecific Program Context Therapeutics Inc. - August 202218 1) Pellino A, Brignola S, Riello E, et al. Association of CLDN18 protein expression with clinicopathological features and prognosis in advanced gastric and gastroesophageal junction adenocarcinomas. J Pers Med (Epub) 10-26-2021. 2) Reinhard K, Rengstl B, Oehm P, et al . An RNA vaccine drives expansion and efficacy of claudin-CAR-T cells against solid tumors. Science. 2020 Jan 24;367(6476):446-453.

CLDN6xCD3 Bispecific Antibody Program Context Therapeutics Inc. - August 202219 CLDN6 x CD3 Bispecific Program Well characterized anti-CD3gd partner arms Highly specific CLDN6 MAbs generated by Integral Molecular Highly diverse molecular propert ies: SizeAffinity Funct ionSpecif icity 54 Bispecif ic candidates Stoichiometry Geometry α-CLDN6 α-CD3 We have developed a library of CLDN6xCD3 bispecifics • Explored a range of bispecific frameworks, CLDN6 sequences, and CD3 sequences • Comparator bispecifics generated for benchmarking Rucker et al., Development of CLDN6 bispecific antibodies for treatment of ovarian cancer, AACR 2022

Our Antibodies Display High Selectivity for CLDN6 CLDN6 x CD3 Bispecific Program Context Therapeutics Inc. - August 202220 Benchmark = IMAB027 Rucker et al., Development of CLDN6 bispecific antibodies for treatment of ovarian cancer, AACR 2022 IM171 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 IM302Benchmark 171 M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 5 , 0 1 , 0 15 , 0 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 2Benchmark Key Takeaways • Benchmark (IMAB027) exhibits off target binding to CLDN9 • 1st generation Context mAb (IM301, IM302) exhibit high CLDN6 selectivity • 2nd generation Context mAb (data not shown) exhibit even greater CLDN6 selectivity than IM301 and IM302

CLDN6xCD3 Bispecific Antibody Library CLDN6 x CD3 Bispecific Program Bispecific antibodies retain high CLDN6 specificity Clinical Benchmark Bispecific Formats Log [Bispecific] (M) CLDN9 Reactivity % C y to to x ic it y -4 -3 -2 -1 0 1 2 0 50 100 Candidate Panel 1 - OV90 IMC-16-10 IMC-16-3 IMC-16-15 IMC-16-13 IMC-2-13 IMC-2-7 IMC-20-21 IMC-20-4 IMC-20-15 IMC-20-13 IMC-21-1 IMC-21-6 IMC-2-C3 (BioNtech) IMC-2-C3 (BioNtech) -4 -3 -2 -1 0 1 2 0 50 100 Candidate Panel 1 - OV90 IMC-16-10 IMC-16-3 IMC-16-15 IMC-16-13 IMC-2-13 IMC-2-7 I 20 21 IMC-20-4 20 15 20 3 I 21 I - 1-6 I - -C3 (BioNtech) I - -C3 (BioNtech) -4 -3 -2 -1 0 1 2 0 50 100 Candidate Panel 1 - OV90 16 10 I - -3 16-15 16-13 I -1 -7 0-21 4 0 5 0 13 1 1 1 6 -C3 (BioNtech) -C3 (BioNtech) -4 -3 -2 -1 0 1 2 0 50 100 Candidate Panel 1 - OV90 0 5 3 13 -7 21 4 5 13 1 6 i t -C3 (BioNtech) -4 -3 -2 -1 0 1 2 0 50 100 Candidate Panel 1 - OV90 IMC-16-10 IMC-16-3 IMC-16-15 IMC-16-13 IMC-2-13 IMC-2-7 IMC-20-21 IMC-20-4 IMC-20-15 IMC-20-13 IMC-21-1 IMC-21-6 IMC-2-C3 (BioNtech) IMC-2-C3 (BioNtech) Clinical Benchmark Bispecific Formats -3 -2 -1 0 1 2 0 50 100 Log [Bispecific] (nM) Candidate Panel 1 - OV90 IMC-16-10 IMC-16-3 IMC-16-15 IMC-16-13 IMC-2-13 IMC-2-7 IMC-20-21 IMC-20-4 IMC-20-15 IMC-20-13 IMC-21-1 IMC-21-6 IMC-2-C3 (BioNtech) IMC-2-C3 (BioNtech) T-cell Dependent CytotoxicityCLDN9 R activity Bispecifics induce robust T-cell dependent cytotoxicity Rucker et al., Development of CLDN6 bispecific antibodies for treatment of ovarian cancer, AACR 2022 Bi pecific Formats Ben hmark (IMAB027) Context Therapeutics Inc. - August 202221

Corporate 22 Context Therapeutics Inc. - August 2022

Context Therapeutics Inc. - August 202223 Corporate Experienced Team • Experienced team with deep oncology experience • Our CMO led the clinical development of multiple blockbuster drugs for female cancers, including Kisqali, Arimidex, and Afinitor • Our management team is supported by a Board with strong public company operating and governance experience Focus on Execution Martin Lehr CEO and Director Tarek Sahmoud, MD, PhD Chief Medical Officer Evan Dick, PhD SVP R&D Alex Levit, Esq Chief Legal Officer Jennifer Minai, CPA Chief Financial Officer Chris Beck, MBA SVP Operations Priya Marreddy, MS VP Clinical Operations Mark Fletcher, PhD VP R&D

Recent and Upcoming Milestones ONA-XR Q4 2021 1H 2022 2H 2022 2023 Breast – Window of Opportunity data presentation Breast – AACR preclinical update Breast – Oral SERD clinical trial collaboration Endometrial – Phase 2 trial update Granulosa Cell – Combination Phase 2 trial update Breast – 2L/3L (post-CDK4/6) Phase 2 trial update Breast – 1L (ctDNA enriched) Phase 1b trial update Context Therapeutics Inc. - August 202224 Corporate Claudin 6 Q4 2021 1H 2022 2H 2022 2023 AACR preclinical update Development candidate Selection

Corporate Investment Highlights Female Cancers Large Unmet Need Progesterone Receptor and Claudin 6 High Value Targets Multiple Data Readouts in 2022 Near-Term Milestones Deep Domain Experience, Track Record of Success Strong Team Expected Cash Runway into Q4 2023 Financial Strength Context Therapeutics Inc. - August 202225

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